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                                                                  Exhibit 10.150

LESSOR:                         Lease Agreement

M&I FIRST NATIONAL LEASING CORP.
250 East Wisconsin Avenue, Suite 1400
Milwaukee, WI 53202                                             Lease No. 149176
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  LESSEE (hereinafter also referred to as "You" or "Your")
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Full Legal Name

MEADOW VALLEY CONTRACTORS INC.

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Address                 City               State        Zip        County

P O BOX 60726           PHOENIX             AZ          85040

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  VENDOR       Name                 City                State
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TARMAC INC                          INDEPENDENCE        MO

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          TERMS AND CONDITIONS . PLEASE READ CAREFULLY BEFORE SIGNING
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Quantity     Type, Make, Model Number of Equipment Rented              Serial #


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               [X] See attached schedule for addition equipment.
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  EQUIPMENT LOCATION (if other than above)    City        State       County
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  TERM AND RENT     $1.00 BUYOUT     ADVANCE RENTAL PAYMENTS $1907.05 (plus tax)
  -------------                      To be applied against the first and last
                                     _____ rental payments due under this lease.

48 MONTHLY RENTAL PAYMENTS OF $1774.00 plus tax      SECURITY DEPOSIT $________
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1.  LEASE AGREEMENT. Subject to the terms of this Lease, Lessor (also referred to as "We", "Us" and "Our") agrees to lease to Lessee (also referred to as "You" and "Your"), and You agree to lease from Us, the equipment described above ("Equipment") or in any schedule ("Schedule") incorporating this Lease Agreement ("Lease") by reference that is signed by You and approved by Us. The lease of Equipment described in this Lease and the lease of Equipment described in each Schedule will constitute separate leasing transactions, each of which is referred to herein as a Lease. This Lease contains the entire arrangement between You and Us and no modifications of this Lease shall be effective unless in writing and signed by the parties.

2. DELIVERY AND ACCEPTANCE OF EQUIPMENT. Acceptance of the Equipment occurs upon delivery. When You receive the Equipment, You agree to inspect it and verify by telephone or in writing such information as We may require. You hereby authorize Us to either insert or correct the Lease number, serial numbers, model numbers, beginning date, signature date, and Your name. ONCE YOU SIGN THIS LEASE AND LESSOR ACCEPTS IT, THIS LEASE WILL BE NONCANCELLABLE FOR THE FULL LEASE TERM.

3. GOVERNING LAW, CONSENT TO JURISDICTION AND VENUE OF LITIGATION. This Lease and each Schedule shall be governed by the internal laws for the state in which Lessor's or Lessor's assignee's principal corporate offices are located. IF THIS LEASE IS ASSIGNED, YOU AGREE THAT ANY DISPUTE ARISING UNDER OR RELATED TO THIS LEASE WILL BE ADJUDICATED IN THE FEDERAL OR STATE COURT WHERE THE ASSIGNEE'S CORPORATE HEADQUARTERS IS LOCATED AND WILL BE GOVERNED BY THE LAW OF THAT STATE. YOU HEREBY CONSENT TO PERSONAL JURISDICTION AND VENUE IN THAT COURT AND WAIVE ANY RIGHT TO TRANSFER VENUE. EACH PARTY WAIVES ANY RIGHT TO A TRIAL BY JURY.

4. FACSIMILE SIGNATURES. You agree that a facsimile copy of this Lease bearing authorized signatures may be treated as an original.

             SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS
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THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED ON THIS SIDE AND ON
THE REVERSE SIDE, ALL OF WHICH PERTAIN TO THIS LEASE AND WHICH YOU ACKNOWLEDGE HAVING READ. THIS LEASE IS NOT BINDING UNTIL ACCEPTED BY LESSOR. YOU CERTIFY ALL ACTIONS REQUIRED TO AUTHORIZE THE EXECUTION OF THIS LEASE, INCLUDING YOUR AUTHORITY, HAVE BEEN FULFILLED.

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LESSOR: (As Stated Above)                                        LESSEE: (As Stated Above)
By:                       Date Accepted:                         X /s/ Kenneth D. Nelson   Date Accepted: 5-15-01
   ---------------------                --------------------       ---------------------                 -----------
         Signature

Title:                                                           Title: VICE PRESIDENT
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                       UNCONDITIONAL GUARANTY TO LESSOR

In consideration of Lessor entering into the above Lease in reliance of this guarantee, the undersigned, jointly and severally, unconditionally and irrevocably guarantee to Lessor and to any assignee of Lessor, the prompt payment and performance of all obligations under this Lease and all existing and future Leases with Lessor. The undersigned agree: (a) that this is a guarantee of payment and not of collection and that Lessor may proceed directly against the undersigned without disposing of any security or seeking to collect from Lessee; (b) to waive all defenses and notices, including those of protest, presentment and demand; (c) that Lessor may extend or otherwise change the terms of the Lease without notice to the undersigned; and (d) to pay all of Lessor's costs of enforcement and collection. This guarantee survives the bankruptcy of the Lessee and binds the undersigned's administrators, successors and assigns and WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH 3 OF THIS LEASE.

x                        , Individually      X                    , Individually
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LeaseAgreement-TwoPage-M&I(0300)

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6.   NET LEASE. YOU AGREE THAT YOU ARE UNCONDITIONALLY OBLIGATED TO PAY ALL RENT
     AND OTHER AMOUNTS DUE FOR THE ENTIRE LEASE TERM NO MATTER WHAT HAPPENS,
     EVEN IF THE EQUIPMENT IS DAMAGED OR DESTROYED, IF IT IS DEFECTIVE OR IF YOU NO LONGER CAN USE IT. YOU ARE NOT ENTITLED TO REDUCE OR SET-OFF AGAINST
     RENT OR OTHER AMOUNTS DUE TO US OR TO ANYONE TO WHOM WE TRANSFER THIS
     LEASE, WHETHER YOUR CLAIM ARISES OUT OF THE LEASE, ANY STATEMENT BY THE VENDOR, OR ANY MANUFACTURER'S OR VENDOR'S LIABILITY, STRICT LIABILITY OR NEGLIGENCE OR OTHERWISE. THIS LEASE IS A "FINANCE LEASE" AS DEFINED IN
     ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.
7. DISCLAIMER OF WARRANTIES. THE EQUIPMENT IS BEING LEASED TO YOU IN "AS-IS" CONDITION. NO INDIVIDUAL IS AUTHORIZED TO CHANGE ANY PROVISION OF THIS LEASE. YOU AGREE THAT WE HAVE NOT MANUFACTURED THE EQUIPMENT AND THAT YOU HAVE SELECTED THE EQUIPMENT BASED UPON YOUR OWN JUDGMENT. YOU HAVE NOT RELIED ON ANY STATEMENTS WE OR OUR EMPLOYEES HAVE MADE. WE HAVE NOT MADE
     AND DO NOT MAKE ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES WHATSOEVER, INCLUDING WITHOUT LIMITATION, ANY CLAIM THAT YOU MAY HAVE OR ASSERT AGAINST THE VENDOR OR EQUIPMENT MANUFACTURER, THE EQUIPMENT'S MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SUITABILITY, DESIGN, CONDITION, DURABILITY, OPERATION, QUALITY OF MATERIALS OR WORKMANSHIP, OR COMPLIANCE WITH SPECIFICATIONS OR APPLICABLE LAW. You are aware of the Equipment manufacturer and You will contact the manufacturer for a description of Your warranty rights, if any. Provided You are not in default under this Lease, You may enforce all warranty rights directly against the manufacturer of the Equipment. You agree to settle any dispute You may have regarding performance or maintenance of the Equipment directly with the manufacturer or Vendor of the Equipment.
8. TERM, RENT AND SECURITY DEPOSIT. Payments are due monthly, beginning the date Equipment is delivered to You, or any later date designated by Us and continuing on the same day of each following month until fully paid. We may charge You a reasonable fee to cover documentation and investigation costs. Security deposits and rental payments may be commingled and do not earn interest. You may not payoff this Lease in full and return the Equipment prior to the end of the lease term without our consent and We may charge You, in addition to the other amounts owed under this Lease, an early termination fee equal to five percent (5%) of the total amount We paid for the Equipment.
9. USE AND MAINTENANCE. You agree that the Equipment will be used for business purpose only. You will keep the Equipment in good repair, condition and working order, except ordinary wear and tear, and will furnish all parts and servicing required. Equipment supplies and maintenance are not part of this Lease. You may modify the Equipment only with Our prior written consent.
10. LOCATION, INSPECTION AND RETURN OF EQUIPMENT. You will not move the Equipment from its location noted in the Lease without Our prior written consent. We will have the right to enter the premises where the Equipment is located, in order to confirm the existence, condition and proper maintenance of the Equipment. At the expiration of the Lease term or other termination, You will immediately return Equipment at Your expense in Average Saleable Condition, to such place as is designated by Us. "Average Saleable Condition" means the Equipment is immediately available for use by another lessee without the need of any repair or refurbishment. Should You fail to return the Equipment at the end of the Lease term, renewal of the Lease will be automatic on a monthly basis, despite written notification from You to the contrary.
11. LOSS OR DAMAGE. You assume and bear the risk of loss or damage to the Equipment. If the Equipment is lost or damaged, You agree to replace or repair the Equipment and to continue to pay rent.
12. INSURANCE. You will keep the Equipment fully insured against loss, for not less than the replacement cost of the Equipment, and will obtain a general public liability insurance policy, covering the Equipment and its use. You will name Us as an additional named insured and any loss payee on any such policy and will provide Us with certificates or other evidence of insurance acceptable to Us, before this Lease term begins. In the event You fail to procure the insurance required, We may obtain such insurance and charge you an insurance fee. Any insurance proceeds received with respect to the Equipment will be applied, at Our option, (i) to repair, restore or replace the Equipment, or (ii) to pay to Us the remaining balance of the Lease plus Our estimated residual value, both discounted at 6% per year, whereupon this Lease will terminate.
13. INDEMNITY.We are not responsible for any losses or injuries caused by the installation or use of the Equipment, and You agree to indemnify Us with respect to all claims for losses imposed on, incurred by or asserted against Us including attorney's fees and costs of defense, plus interest, where such claims in any way relate to the Equipment. Furthermore, You agree, if requested by Lessor, to defend Us against any claims for losses or injuries caused by the Equipment.
14. TAXES. You agree that You will pay when due either directly or by reimbursing Us, all taxes relating to this Lease and the Equipment.
15. DELINQUENT AMOUNTS AND ADVANCES. If any rent or additional amounts required to be paid by You under this Lease are not paid when due, such overdue amount will accrue interest, from the due date until paid, at the lower one and one-half percent (1.5%) per month or the highest rate allowed by applicable law. In addition, You will pay Us a "late charge" equal to the greater of ten (10) cents for each dollar overdue of twenty-five dollars ($25.00), or if less, the highest lawful charge. This late charge will be due and payable with the next monthly rental payment due. In the event that We have to make advance payments of any kind to preserve the leased property, or to discharge any tax, the amount advanced by Us will be repayable by You to Us, together with interest until paid.
16. DEFAULT AND REMEDIES. Any of the following events or conditions will constitute default hereunder: (a) You fail to pay any sum due Us on or before the due date thereof; (b) You fail to observe or perform any other term, covenant or condition of this Lease and such failure continues for ten (10) days following the receipt of written notice from Us; (c) the filing by or against You of a petition under the Bankruptcy Code or under any other insolvency law providing for the relief of debtors; (d) the voluntary or involuntary making of an assignment or sale of a substantial portion of your assets, appointment of a receiver of trustee for You or for Your assets, commencement of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of Your affairs, or You cease doing business as a going concern; (e) any representation or warranty made by You herein or in any document delivered by You in connection here will prove to have been misleading in any material respect when made; or (f) You are in default under any other contract with Us. Upon the occurrence of an event of default, We may, at Our option, require You pay 1) all past due amounts under this Lease, and
     2) all future amounts owed for the unexpired term, discounted at the rate or 6% per annum. Upon a default, We may also choose to repossess the Equipment. If We do not choose to repossess the Equipment, You will also pay to Us our estimated residual value for the Equipment. We may also use any other remedies available to Us under applicable law. Although You agree that We have no obligation to sell the Equipment, if We do sell the Equipment, We will reduce the amount You owe by what We receive less applicable expenses. These remedies will be applied, to the extent allowed by law, cumulatively. In addition, You agree to pay Us all costs and expenses, including attorney's fees, incurred by Us, in exercising or attempting to exercise any of its rights or remedies. If this Lease is deemed to create a security interest, remedies will include those available under Article 9 of the UCC. A waiver of default shall not be construed as a waiver of any other or subsequent default.
17. ASSIGNMENT AND PURCHASE ORDER. YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS LEASE. We may sell, assign or transfer this Lease or Our rights in the Equipment. You agree that if We sell, assign or transfer this Lease, the new owner will have Our rights, but it will not be subject to any claim, defense or set-off that You assert against Us or any other party.
18. MISCELLANEOUS. If a court finds any provision of this Lease to be unenforceable, the remaining terms of this Lease shall remain in effect.
     All of Your written notices to Us must be sent by certified mail. You agree that this Lease is the entire agreement between You and Us regarding the lease of the Equipment and supersedes the terms and conditions contained in any purchase order relating to the Equipment.
19. OPTION TO PURCHASE AND RENEW. Provided You are not in default, We grant You the option to purchase all (not part) of the Equipment at the expiration of the term of this Lease for its then fair market value, payable in cash to Us or Our Assignee, AS-IS, WHERE IS, WITH NO EXPRESS OR IMPLIED WARRANTY. Renewal of this Lease will be automatic, on a monthly basis, unless You deliver to Us written notice at least sixty (60) days prior to the expiration of the term or the renewal term.
20. CUSTOMER WAIVERS. You waive notices of Our intent to accelerate the rent, the acceleration of the rent and of the enforcement of Our rights. To the extent You are permitted by law, You waive all rights and remedies You have by Article 2A (Sections 508-522) of the Uniform Commercial Code, including but not limited to Your rights to: (i) cancel or repudiate the Lease; (ii) reject or revoke acceptance of the Equipment; (iii) recover damages from Us for any breach of warranty or for any other reason; and (iv) grant a security interest in any Equipment in Your possession. To the extent You are permitted to by law, You also waive any rights You now or later may have under any statute or otherwise which require Us to sell, lease or otherwise use any Equipment to reduce Our damages or which may otherwise limit or modify any of Our rights or remedies. Any action You take against Us for any default, including breach of warranty or indemnity, must be started within one (1) year after the event which caused it. We will not be liable for specific performance of this Lease or for any losses, damages, delay or failure to deliver the Equipment. You authorize Us to sign on Your behalf and file at any time any documents in connection with the UCC.

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                                  SCHEDULE A
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LEASE # 149176
MEADOW VALLEY CONTRACTORS INC

1-USED MF BIN
1-FILL VALVE WITH AIR RAM SOLENOID
1-AIR VENT & PIPE INTO MF BIN
2-FLEX BOOTS
PKG-LOAD CELLS, RODS, CHAINS, WIRED TO SUMMING J BOX
1-ROTARY VALVE 1 HP DC MOTOR
1-ROTARY VALVE SCR DC CONTROLLER, BRONCO
1-USED DIGI CONTROLLER AUTOMATIC CONTROLS USING
CUSTOMER SUPPLED WEIGH BRIDGE SIGNAL
1-SAND BLAST & PAINT PRIMER AND TOP COAT GREY
1-20' TUBULAR AUGER 15HP DRIVE, REDUCER DRIVE GUARD




SIGNATURE X  /s/ Kenneth D. Nelson
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DATE X 5-15-01
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